Exhibit 99.1

NEWS RELEASE

CONTACTS:

Bob Aronson                                                                           Shelley Whiddon - media
Director of Investor Relations                                                 Alliance Data Systems
Stage Stores, Inc.                                                                     972-348-4310

800-579-2302                                                                         (swhiddon@alldata.net)

(baronson@stagestores.com)

                                                                                                Ed Heffernan - analysts/investors

                                                                                                Chief Financial Officer

                                                                                                Alliance Data Systems

                                                                                                972-348-5191

                                                                                                (eheffernan@alldata.net)

FOR IMMEDIATE RELEASE

STAGE STORES AND ALLIANCE DATA SYSTEMS CORPORATION ANNOUNCE LONG-TERM STRATEGIC ALLIANCE

HOUSTON, TX, AND DALLAS, TX, May 21, 2003 - Stage Stores, Inc. (Nasdaq: STGS) and Alliance Data Systems Corporation (NYSE: ADS) today announced that they have reached a definitive agreement whereby Alliance Data will assume operation of Stage Stores' private label credit card business. Under terms of the agreement, Alliance Data will acquire the Stage Stores' portfolio of approximately 2.2 million existing private label credit card accounts and will assume the outstanding balances associated with those accounts. The agreement provides for Stage Stores to receive cash at closing somewhat in excess of the amount of account balances outstanding at the time of closing. Alliance Data will also own the new accounts and balances generated during the term of the alliance, which initially will be 10 years. Citigroup Global Markets Inc. served as exclusive financial advisor to Stage Stores on the transaction.

Alliance Data will assume responsibilities for establishing the credit policies, which will be consistent with Alliance Data's current practices for new accounts, extending credit, issuing and activating credit cards to new accounts and authorizing credit purchases, as well as providing customer care, billing and remittance services. To ensure continuity in customer account servicing, approximately 220 associates currently employed at Stage Stores' Credit Support Center in Jacksonville, Texas will be employed by Alliance Data.

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At closing, Stage Stores expects to receive net cash proceeds that will approximate the consideration received from Alliance Data less repayment of the then outstanding borrowings under its securitization facility. As a point of reference, at the end of the first quarter, the account balances totaled approximately $241.0 million, while the outstanding borrowings under Stage Stores' securitization facility totaled $102.0 million. Stage Stores expects to utilize the net cash proceeds for general corporate purposes and potentially for repurchases of its common stock and/or prudent, strategic acquisitions.

Jim Scarborough, Chairman, President and Chief Executive Officer of Stage Stores, commented, "We consider our private label credit card program to be a key component of our retailing concept, and we place a high degree of importance on the relationship with our cardholders. We believe that with Alliance Data as our strategic partner, we can accomplish our goals of building customer loyalty, identifying and communicating with our best customers, garnering market intelligence and driving sales growth without owning and operating our own credit card program. We are extremely pleased to be entering into this long-term strategic relationship with them. We consider Alliance Data to be an industry leader, with strong retail experience, systems capabilities and dedication to customer service, and we are highly confident in their ability to deliver superior credit products and services to our customers."

Mr. Scarborough concluded, "This transaction is consistent with our objectives of increasing our return on invested capital, reducing our financial risk, enhancing our customers' shopping experience and enhancing shareholder value. This transaction also provides consistency in customer service due to the continued employment of our Credit Support Center associates. Finally, outsourcing our private label credit card program will allow us to focus our attention exclusively on our core retail operations, while our private label credit card customers will continue to be a significant part of our marketing efforts."

Ivan Szeftel, President of Retail Services, Alliance Data Systems, commented, "We are excited to add Stage Stores to our growing list of retail clients and are pleased that they have entrusted us with providing these critical services for their business. We view this relationship as a perfect fit for us based on key metrics such as demographics, account size and credit quality. Additionally, we are confident in our ability to provide a proven, robust set of credit and marketing tools developed to strengthen the relationship between Stage Stores and its customers."

The transaction is subject to certain regulatory approvals. No assurances can be provided that the parties to the agreement will be successful in receiving the necessary regulatory approvals or that the transaction will be consummated.

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Stage Stores' Conference Call Information

Stage Stores will host a conference call tomorrow, May 22, 2003 at 11:00 a.m. Eastern Time in conjunction with the release of its first quarter results, during which the formation of the strategic alliance with Alliance Data will also be discussed. All interested parties can listen to a live web cast of the Company's conference call by logging on to the Stage Stores' web site at stagestoresinc.com and then clicking on Investor Relations, then Webcasts, then the web cast link. As an alternative, individual investors and other interested parties can listen to the conference call web cast by logging on to companyboardroom.com while institutional investors, who are members, can access the conference call through streetevents.com. A replay of the conference call will be available online until midnight on Friday, May 30, 2003.

About Stage Stores

Stage Stores, Inc. brings nationally recognized brand name apparel, accessories, cosmetics and footwear for the entire family to small and mid-size towns and communities throughout the south central United States. The Company currently operates a total of 362 stores in 13 states under the Stage, Bealls and Palais Royal names. For more information about Stage Stores, visit the Company's web site at stagestoresinc.com.

Stage Stores' "Safe Harbor" Statement

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including comments regarding the anticipated net proceeds from the sale of the Company's private label credit card business, the possible use of those proceeds and the benefits which are expected to be realized as a result of the transaction. The Company intends forward looking terminology such as "believes", "expects", "may", "will", "should", "could", "anticipates", "plans" or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, those described in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the "SEC") on April 23, 2003, in the Company's Quarterly Reports on Form 10-Q as filed with the SEC and other factors as may periodically be described in other Company filings with the SEC.

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About Alliance Data Systems

Alliance Data Systems, based in Dallas, is a leading provider of transaction services, credit services and marketing services. The company assists retail, petroleum, utility and financial services clients in managing the critical interactions between them and their customers. Alliance Data manages over 72 million consumer relationships for some of North America's most recognizable companies and operates and markets the largest coalition loyalty program in Canada. Alliance Data Systems employs approximately 6,500 associates at more than 20 locations in the United States, Canada and New Zealand. For more information about the company visit its Web site, alliancedatasystems.com.

Alliance Data Systems' Safe Harbor Statement/Forward Looking Statements

Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the Private Litigation Reform Act. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to Alliance Data Systems or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions including the risks discussed in our filings with the Securities and Exchange Commission. If one or more of these risks materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this press release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

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